UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------


                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                    Date of Report (Date of earliest Event
                           Reported): March 30, 2006



                        Alternative Loan Trust 2006-OC2
                        -------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-131630-01



                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630



                          Countrywide Home Loans Inc.
                          ---------------------------
            (Exact name of the sponsor as specified in its charter)



            Delaware                                 87-0698307
            --------                                 ----------
     (State or Other Jurisdiction                 (I.R.S. Employer
    of Incorporation of the depositor)       Identification No. of the
                                                 depositor)


     4500 Park Granada
     Calabasas, California                                          91302
     ---------------------                                          -----
     (Address of Principal                                        (Zip Code)
      Executive Offices of the depositor)



     The depositor's telephone number, including area code (818) 225-3000
                                                           --------------

------------------------------------------------------------------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9         Financial Statements and Exhibits
---------

Item 9.01    Financial Statements and Exhibits.
             ----------------------------------


     (a)  Financial statements of business acquired.
          -----------------------------------------

          Not applicable.

     (b)  Pro forma financial information.
          -------------------------------
          Not applicable.

     (c)  Exhibits.
          --------
     5.1  Legality Opinion of Sidley Austin LLP.

     8.1  Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1).

     23.1 Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).

                                  SIGNATURES





     Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CWALT, INC.







                                    By: /s/ Darren Bigby
                                        ----------------
                                    Darren Bigby
                                    Vice President







Dated: March 30, 2006

                                 Exhibit Index



Exhibit                                                                   Page
-------                                                                   ----

5.1  Legality Opinion of Sidley Austin LLP                                    5

8.1  Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1)               5

23.1 Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1)          5